UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-10499

Name of Fund:    BlackRock California Municipal 2018 Term Trust (BJZ)

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock California Municipal 2018 Term Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 12/31/2017

Date of reporting period: 12/31/2017

Item 1 – Report to Stockholders

DECEMBER 31, 2017

ANNUAL REPORT

BlackRock California Municipal 2018 Term Trust (BJZ)

BlackRock Municipal 2018 Term Trust (BPK)

BlackRock New York Municipal 2018 Term Trust (BLH)

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended December 31, 2017, risk assets, such as stocks and high-yield bonds, continued to deliver strong performance. The equity market advanced, month after month, despite geopolitical uncertainty and relatively high valuations, while bond returns were constrained by higher interest rates.

Rising interest rates worked against high-quality assets with more interest rate sensitivity. Consequently, longer-term U.S. Treasuries posted modest returns, as rising energy prices, modest wage increases, and steady job growth led to expectations of higher inflation and interest rate increases by the U.S. Federal Reserve (the “Fed”).

The market’s performance reflected reflationary expectations early in the reporting period, as investors began to sense that a global recovery was afoot. Thereafter, many countries throughout the world experienced sustained and synchronized growth for the first time since the financial crisis. Growth rates and inflation are still relatively low, but they are finally rising together.

The Fed responded to these positive developments by increasing short-term interest rates three times and setting expectations for additional interest rate increases. The Fed also began reducing the vast balance sheet reserves that had accumulated in the wake of the financial crisis. In October 2017, the Fed reduced its $4.5 trillion balance sheet by only $10 billion, while setting expectations for additional modest reductions and rate hikes in 2018.

By contrast, the European Central Bank (“ECB”) and the Bank of Japan (“BoJ”) both continued to expand their balance sheets despite nascent signs of sustained economic growth. The Eurozone and Japan are both approaching the limits of central banks’ ownership share of national debt, which is a structural pressure point that limits their capacity to deliver additional monetary stimulus. In October 2017, the ECB announced plans to cut the amount of its bond purchases in half for 2018, while the BoJ reiterated its commitment to economic stimulus until the inflation rate rises to its target of 2%.

Emerging market growth also stabilized, as accelerating growth in China, the second largest economy in the world and the most influential of all developing economies, improved the outlook for corporate profits and economic growth across most developing nations. Chinese demand for commodities and other raw materials allayed concerns about the country’s banking system, leading to rising equity prices and foreign investment flows.

While escalating tensions between the United States and North Korea and our nation’s divided politics are concerning, benign credit conditions, modest inflation, solid corporate earnings, and the positive outlook for growth in the world’s largest economies have kept markets relatively tranquil.

Rising consumer confidence and improving business sentiment are driving momentum for the U.S. economy. If the Fed maintains a measured pace of stimulus reduction, to the extent that inflation rises, it’s likely to be accompanied by rising real growth and higher wages. That could lead to a favorable combination of moderately higher inflation, steadily rising interest rates, and improving growth in 2018.

Further fueling optimism, Congress passed a sweeping tax reform bill in December 2017. The U.S. tax overhaul is likely to accentuate the reflationary themes already in place, including faster growth and rising interest rates. Changing the corporate tax rate to a flat 21% will create many winners and losers among high-and-low tax companies, while the windfall from lower taxes could boost business and consumer spending.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2017
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	11.42%	21.83%
U.S. small cap equities (Russell 2000® Index)	9.20	14.65
International equities (MSCI Europe, Australasia, Far East Index)	9.86	25.03
Emerging market equities (MSCI Emerging Markets Index)	15.92	37.28
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	0.55	0.86
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	(0.01)	2.07
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	1.24	3.54
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.64	4.95
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	2.46	7.50
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Municipal Market Overview  For the Reporting Period Ended December 31, 2017

Municipal Market Conditions

Municipal bonds experienced strong performance during the period alongside a favorable technical backdrop and a flattening yield curve resulting from continued Fed monetary policy normalization and muted inflation expectations. Ongoing reassurance from the Fed that rates would be increased gradually and would likely remain low overall resulted in continued demand for fixed income investments. More specifically, investors favored the tax-exempt income, diversification, quality, and value of municipal bonds amid fiscal policy uncertainty, which saw tax reform ultimately lower the top individual tax rate just 2.6% while eliminating deductions and increasing demand for tax shelter. During the 12 months ended December 31, 2017, municipal bond funds experienced net inflows of approximately $24 billion (based on data from the Investment Company Institute).

For the same 12-month period, total new issuance remained elevated from a historical perspective at $409 billion (though well below the robust $445 billion issued in the prior 12-month period). Notably, issuance in December posted the highest monthly total on record at $56 billion, as issuers rushed deals to market ahead of the expected elimination of the tax-exemption for advanced refunding bonds and possibly private activity bonds (PABs). Ultimately, the final version of the Tax Cuts and Jobs Act left PABs unchanged, though the elimination of advanced refundings will likely suppress supply going forward, providing a powerful technical.	S&P Municipal Bond Index
Total Returns as of December 31, 2017
6 months: 1.64%
12 months: 4.95%

A Closer Look at Yields

From December 31, 2016 to December 31, 2017, yields on AAA-rated 30-year municipal bonds decreased by 50 basis points (“bps”) from 3.04% to 2.54%, while 10-year rates fell by 33 bps from 2.31% to 1.98% and 5-year rates decreased 11 bps from 1.79% to 1.68% (as measured by Thomson Municipal Market Data). The municipal yield curve flattened significantly over the 12-month period with the spread between 2- and 30-year maturities flattening by 85 bps.

During the same time period, on a relative basis, tax-exempt municipal bonds strongly outperformed U.S. Treasuries with the greatest outperformance experienced in the front and intermediate portions of the yield curve. The relative positive performance of municipal bonds was driven largely by a supply/demand imbalance within the municipal market as investors sought income and incremental yield in an environment where opportunities became increasingly scarce. The asset class is known for its lower relative volatility and preservation of principal with an emphasis on income as tax rates rise.

Financial Conditions of Municipal Issuers

The majority of municipal credits remain strong, despite well-publicized distress among a few issuers. Four of the five states with the largest amount of debt outstanding — California, New York, Texas and Florida — have exhibited markedly improved credit fundamentals during the slow national recovery. However, several states with the largest unfunded pension liabilities have seen their bond prices decline noticeably and remain vulnerable to additional price deterioration. On the local level, Chicago’s credit quality downgrade is an outlier relative to other cities due to its larger pension liability and inadequate funding remedies. BlackRock maintains the view that municipal bond defaults will remain minimal and in the periphery while the overall market is fundamentally sound. We continue to advocate careful credit research and believe that a thoughtful approach to structure and security selection remains imperative amid uncertainty in a modestly improving economic environment.

The opinions expressed are those of BlackRock as of December 31, 2017, and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of any individual holdings or market sectors. Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments. There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (“AMT”). Capital gains distributions, if any, are taxable.

The Standard & Poor’s Municipal Bond Index, a broad, market value-weighted index, seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the AMT. Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. It is not possible to invest directly in an index.

4	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Trusts (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Trusts’ shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV.

To illustrate these concepts, assume a Trust’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Trust’s financing cost of leverage is significantly lower than the income earned on a Trust’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Trusts’ return on assets purchased with leverage proceeds, income to shareholders is lower than if the Trusts had not used leverage. Furthermore, the value of the Trusts’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Trusts’ obligations under their respective leverage arrangements generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trusts’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Trusts’ intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Trust’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Trust’s Common Shares than if the Trust were not leveraged. In addition, each Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit a Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Trust incurs expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of the Trusts’ investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Trusts’ investment adviser will be higher than if the Trusts did not use leverage.

Each Trust may utilize leverage through TOB Trusts as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Trusts are permitted to issue debt up to 33 1/3% of their total managed assets. A Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act.

If a Trust segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Trust’s obligations under the TOB Trust (including accrued interest), then the TOB Trust is not considered a senior security and is not subject to the foregoing limitations and requirements imposed by the 1940 Act.

THE BENEFITS AND RISKS OF LEVERAGING	5

Trust Summary as of December 31, 2017	BlackRock California Municipal 2018 Term Trust

Trust Overview

BlackRock California Municipal 2018 Term Trust’s (BJZ) (the “Trust”) investment objectives are to seek to provide current income exempt from regular U.S. federal and California income taxes and to return $15 per common share to holders of common shares on or about December 31, 2018. The Trust seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its total assets in municipal bonds that at the time of investment are judged by the investment adviser to be of investment grade quality. There is no assurance that the Trust will achieve its investment objective of returning $15 per common share.

The Trust is scheduled to terminate on or before December 31, 2018 pursuant to the Trust’s agreement and declaration of trust. On December 1, 2017, the Trust’s Board approved changes to certain of the Trust’s non-fundamental investment policies. Please refer to the Additional Information section. These changes became effective on December 1, 2017.

Trust Information

Symbol on New York Stock Exchange (“NYSE”)	BJZ
Initial Offering Date	October 26, 2001
Termination Date (on or about)	December 31, 2018
Yield on Closing Market Price as of December 31, 2017 ($14.56)(a)	2.09%
Tax Equivalent Yield(b)	4.26%
Current Monthly Distribution per Common Share(c)	$0.0253
Current Annualized Distribution per Common Share(c)	$0.3036
Economic Leverage as of December 31, 2017	—

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)	Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 50.93%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.
(c)	Effective with the January 2018 distribution, the monthly distribution per Common Share was decreased to $0.0025 per share. The yield on closing market price, current monthly distribution per Common Share and current annualized distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future.

Performance

Returns for the 12 months ended December 31, 2017 were as follows:

	Returns Based On
	Market Price	NAV
BJZ(a)(b)	(1.19)%	1.38%
Lipper California Municipal Debt Funds(c)	6.11%	7.28%

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust moved from a premium to NAV to a discount during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend as calculated by Lipper.

Past performance is not indicative of future results. Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Trust’s absolute performance based on NAV:

•	The U.S. municipal bond market produced a positive return in 2017. Early in the period, as optimism for meaningful fiscal reforms waned and economic data failed to demonstrate a significant acceleration, municipal bonds rallied and retraced the majority of the losses they experienced immediately following the 2016 election. The market continued to move higher through the middle portion of the year, as a positive balance of supply and demand created a tailwind for prices. Later in the period, the passage of the tax reform bill raised expectations for lower supply and increased retail demand, helping the municipal bond market outperform U.S. Treasuries.

•	Short-term bonds — which are the area of the market with the highest sensitivity to changes in monetary policy — lagged longer-term issues as the Fed raised interest rates by a quarter point on three occasions during the year. Since the Trust is scheduled to terminate on or about December 31, 2018, it holds securities that mature close to that date. The Trust’s short average maturity was a headwind to performance. Specifically, the Trust’s positions in bonds with maturities of three years and less hindered results.

•	The negative amortization of premiums on seasoned bond positions approaching their call and maturity dates was also a drag on total return. (When a bond’s price trades at a premium over its face value, the difference is amortized over time. A premium occurs when the price of the bond has increased due to a decline in interest rates.)

•	Reinvestment detracted from performance, as bonds were called or matured with yields materially higher than the prevailing market rates at which the proceeds were reinvested.

•	The Trust maintained a fully invested portfolio, which helped maximize the income component of total return.

•	At the sector level, utilities, transportation and education were the largest positive contributors to performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of December 31, 2017 (continued)	BlackRock California Municipal 2018 Term Trust

Market Price and Net Asset Value Per Share Summary

	12/31/17	12/31/16	Change	High	Low
Market Price	$14.56	$15.04	(3.19)%	$15.29	$14.37
Net Asset Value	14.84	14.94	(0.67)	14.99	14.84

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments *

SECTOR ALLOCATION

Sector	12/31/17	12/31/16
County/City/Special District/School District	32%	25%
Utilities	29	28
Education	10	11
Health	9	12
State	9	10
Transportation	9	9
Housing	1	1
Tobacco	1	—
Corporate	—	4

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2018	80%
2019	16
2020	—
2021	—
2022	—

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	12/31/17	12/31/16
AAA/Aaa	6%	2%
AA/Aa	66	63
A	21	15
BBB/Baa	1	6
N/R(b)	6	14

(a)	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
(b)	The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of December 31, 2017 and December 31, 2016, the market value of unrated securities deemed by the investment adviser to be investment grade represents 3% and 9%, respectively, of the Trust’s total investments.

TRUST SUMMARY	7

Trust Summary as of December 31, 2017	BlackRock Municipal 2018 Term Trust

Trust Overview

BlackRock Municipal 2018 Term Trust’s (BPK) (the “Trust”) investment objectives are to seek to provide current income exempt from regular U.S. federal income tax and to return $15 per common share (the initial offering price per common share) to holders of common shares on or about December 31, 2018. The Trust seeks to achieve its investment objectives by investing, under normal market conditions, its assets in municipal bonds that pay interest that is exempt from regular U.S. federal income taxes (except that the interest may be subject to the U.S. federal AMT). The Trust invests at least 80% of its assets in municipal bonds that are judged by the investment adviser to be of investment grade quality at the time of investment. There is no assurance that the Trust will achieve its investment objective of returning $15 per common share.

The Trust is scheduled to terminate on or before December 31, 2018 pursuant to the Trust’s agreement and declaration of trust. On December 1, 2017, the Trust’s Board approved changes to certain of the Trust’s non-fundamental investment policies. Please refer to the Additional Information section. These changes became effective on December 1, 2017.

Trust Information

Symbol on NYSE	BPK
Initial Offering Date	October 26, 2001
Termination Date (on or about)	December 31, 2018
Yield on Closing Market Price as of December 31, 2017 ($14.77)(a)	1.79%
Tax Equivalent Yield(b)	3.16%
Current Monthly Distribution per Common Share(c)	$0.0220
Current Annualized Distribution per Common Share(c)	$0.2640
Economic Leverage as of December 31, 2017(d)	2%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)	Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.
(c)	Effective with the January 2018 distribution, the monthly distribution per Common Share was decreased to $0.0050 per share. The yield on closing market price, current monthly distribution per Common Share and current annualized distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future.
(d)	Represents TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended December 31, 2017 were as follows:

	Returns Based On
	Market Price	NAV
BPK(a)(b)	0.42%	1.65%
Lipper Intermediate Municipal Debt Funds(c)	1.71%	5.85%

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend as calculated by Lipper.

Past performance is not indicative of future results. Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Trust’s absolute performance based on NAV:

•	The U.S. municipal bond market produced a positive return in 2017. Early in the period, as optimism for meaningful fiscal reforms waned and economic data failed to demonstrate a significant acceleration, municipal bonds rallied and retraced the majority of the losses they experienced immediately following the 2016 election. The market continued to move higher through the middle portion of the year, as a positive balance of supply and demand, together with budget agreements in Illinois and Connecticut, created a tailwind for prices. Later in the period, the passage of the tax reform bill raised expectations for lower supply and increased retail demand, helping the municipal bond market outperform U.S. Treasuries.

•	Short-term bonds — which are the area of the market with the highest sensitivity to changes in monetary policy — lagged longer-term issues as the Fed raised interest rates by a quarter point on three occasions during the year. Since the Trust is scheduled to terminate on or about December 31, 2018, it holds securities that mature close to that date. The Trust’s short average maturity was a headwind to performance. Specifically, the Trust’s positions in bonds with maturities of three years and less hindered results.

•	The negative amortization of premiums on seasoned bond positions approaching their call and maturity dates was also a drag on total return. (When a bond’s price trades at a premium over its face value, the difference is amortized over time. A premium occurs when the price of the bond has increased due to a decline in interest rates.)

•	Reinvestment detracted from performance, as bonds were called or matured with yields materially higher than the prevailing market rates at which the proceeds were reinvested.

•	The Trust maintained a fully invested portfolio, which helped maximize the income component of total return.

8	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of December 31, 2017 (continued)	BlackRock Municipal 2018 Term Trust

•	Revenue sectors such as corporate, transportation and health care were the largest positive contributors to performance. In the tax-backed arena, returns were positively driven by exposure to Illinois and New Jersey bonds. Illinois passed its budget and moved closer to achieving fiscal balance and seeing a stabilization of its credit rating. In New Jersey, legislation that redirected roughly $1 billion annually in lottery proceeds to the state’s pension funds helped stabilize its credit rating and contributed to positive returns for the New Jersey credits held in the Trust.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Market Price and Net Asset Value Per Share Summary

	12/31/17	12/31/16	Change	High	Low
Market Price	$14.77	$14.98	(1.40)%	$15.12	$14.71
Net Asset Value	15.01	15.04	(0.20)	15.11	15.00

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments *

SECTOR ALLOCATION

Sector	12/31/17	12/31/16
Transportation	21%	19%
County/City/Special District/School District	21	22
Utilities	18	11
Health	14	17
State	9	12
Education	7	5
Corporate	6	10
Housing	2	3
Tobacco	2	1

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2018	83%
2019	11
2020	1
2021	—
2022	—

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	12/31/17	12/31/16
AAA/Aaa	5%	5%
AA/Aa	31	29
A	37	39
BBB/Baa	16	16
BB/Ba	1	1
CCC/Caa	—	1
N/R(b)	10	9

(a)	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
(b)	The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of December 31, 2017 and December 31, 2016, the market value of unrated securities deemed by the investment adviser to be investment grade represents 5% and 5%, respectively, of the Trust’s total investments.

TRUST SUMMARY	9

Trust Summary as of December 31, 2017	BlackRock New York Municipal 2018 Term Trust

Trust Overview

BlackRock New York Municipal 2018 Term Trust’s (BLH) (the “Trust”) investment objectives are to seek to provide current income exempt from regular U.S. federal income tax and New York State and New York City personal income taxes and to return $15 per common share (the initial offering price per common share) to holders of common shares on or about December 31, 2018. The Trust seeks to achieve its investment objectives by investing at least 80% of its total assets in municipal bonds that at the time of investment are judged by the investment adviser to be of investment grade quality. There is no assurance that the Trust will achieve its investment objective of returning $15 per common share.

The Trust is scheduled to terminate on or before December 31, 2018 pursuant to the Trust’s agreement and declaration of trust. On December 1, 2017, the Trust’s Board approved changes to certain of the Trust’s non-fundamental investment policies. Please refer to the Additional Information section. These changes became effective on December 1, 2017.

Trust Information

Symbol on NYSE	BLH
Initial Offering Date	October 26, 2001
Termination Date (on or about)	December 31, 2018
Yield on Closing Market Price as of December 31, 2017 ($14.70)(a)	1.36%
Tax Equivalent Yield(b)	2.75%
Current Monthly Distribution per Common Share(c)	$0.0166
Current Annualized Distribution per Common Share(c)	$0.1992
Economic Leverage as of December 31, 2017	—

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)	Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 50.59%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.
(c)	Effective with the January 2018 distribution, the monthly distribution per Common Share was decreased to $0.0025 per share. The yield on closing market price, current monthly distribution per Common Share and current annualized distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future.

Performance

Returns for the 12 months ended December 31, 2017 were as follows:

	Returns Based On
	Market Price	NAV
BLH(a)(b)	1.15%	1.22%
Lipper New York Municipal Debt Funds(c)	6.43%	6.71%

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend as calculated by Lipper.

Past performance is not indicative of future results. Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Trust’s absolute performance based on NAV:

•	The U.S. municipal bond market produced a positive return in 2017. Early in the period, as optimism for meaningful fiscal reforms waned and economic data failed to demonstrate a significant acceleration, municipal bonds rallied and retraced the majority of the losses they experienced immediately following the 2016 election. The market continued to move higher through the middle portion of the year, as a positive balance of supply and demand created a tailwind for prices. Later in the period, the passage of the tax reform bill raised expectations for lower supply and increased retail demand, helping the municipal bond market outperform U.S. Treasuries.

•	Short-term bonds — which are the area of the market with the highest sensitivity to changes in monetary policy — lagged longer-term issues as the Fed raised interest rates by a quarter point on three occasions during the year. Since the Trust is scheduled to terminate on or about December 31, 2018, it holds securities that mature close to that date. The Trust’s short average maturity was a headwind to performance. Specifically, the Trust’s positions in bonds with maturities of three years and less hindered results.

•	The negative amortization of premiums on seasoned bond positions approaching their call and maturity dates was also a drag on total return. (When a bond’s price trades at a premium over its face value, the difference is amortized over time. A premium occurs when the price of the bond has increased due to a decline in interest rates.)

•	Reinvestment detracted from performance, as bonds were called or matured with yields materially higher than the prevailing market rates at which the proceeds were reinvested.

•	The Trust maintained a fully invested portfolio, which helped maximize the income component of total return.

•	At the sector level, transportation, utilities, and education were the largest positive contributors to performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of December 31, 2017 (continued)	BlackRock New York Municipal 2018 Term Trust

Market Price and Net Asset Value Per Share Summary

	12/31/17	12/31/16	Change	High	Low
Market Price	$14.70	$14.73	(0.20)%	$15.00	$14.66
Net Asset Value	14.86	14.88	(0.13)	14.99	14.85

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments *

SECTOR ALLOCATION

Sector	12/31/17	12/31/16
County/City/Special District/School District	41%	38%
Transportation	18	19
Education	12	13
Health	9	10
State	8	8
Utilities	7	7
Housing	2	3
Tobacco	2	1
Corporate	1	1

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2018	69%
2019	10
2020	20
2021	—
2022	—

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	12/31/17	12/31/16
AAA/Aaa	14%	15%
AA/Aa	61	64
A	12	12
BBB/Baa	3	3
BB/Ba	1	1
N/R(b)	9	5

(a)	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
(b)	The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of December 31, 2017 and December 31, 2016 the market value of unrated securities deemed by the investment adviser to be investment grade represents 4% and 5%, respectively, of the Trust’s total investments.

TRUST SUMMARY	11

Schedule of Investments December 31, 2017	BlackRock California Municipal 2018 Term Trust (BJZ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
California — 96.6%

County/City/Special District/School District — 30.9%
Anaheim Public Financing Authority, RB, Water System Project, 5.00%, 10/01/18(a)	$1,000	$1,026,620
California School Cash Reserve Program Authority, RB, Series A, 3.00%, 06/29/18	1,000	1,007,810
Capistrano Unified School District Community Facilities District No. 90-2, Refunding, Special Tax Bonds (BAM), 1.15%, 09/01/18	1,490	1,482,893
Chino Valley Unified School District, GO, Series A, 2.00%, 08/01/18	1,000	1,003,610
City & County of San Francisco Redevelopment Agency, RB, Notre Dame Apartments, M/F, Series G, AMT, VRDN, 1.40%, 12/01/33(b)	300	300,000
City & County of San Francisco California, GO, Refunding, Series R-1, 5.00%, 06/15/18	1,640	1,667,191
County of Los Angeles California, GO, 5.00%, 06/29/18	3,395	3,454,956
County of Los Angeles Redevelopment Refunding Authority, Refunding, Tax Allocation Bonds, Series D, 5.00%, 09/01/18	1,000	1,023,190
County of Riverside California, RB, 2.00%, 06/29/18	5,000	5,014,300
Gilroy Unified School District, GO, 3.00%, 08/01/18	400	403,668
Irvine Unified School District California, Refunding, Special Tax Bonds, Community Facilities District No. 86-1 (AGM), 5.25%, 09/01/18	5,000	5,126,150
Jurupa Public Financing Authority, Refunding, Special Tax Bonds, Series A, 4.00%, 09/01/18	380	386,042
Lodi Unified School District California, GO, Refunding, (AGM), 4.00%, 08/01/18	1,000	1,014,960
Los Angeles Community College District California, GO, Election of 2001, Series E-1, 4.00%, 08/01/18	200	202,968
Oakland Unified School District/Alameda County, GO, Refunding, 5.00%, 08/01/18	900	918,837
Placentia-Yorba Linda Unified School District, COP, Refunding Series A (AGM), 4.00%, 10/01/18	160	162,912
San Marcos Unified School District California, GO, CAB, 0.00%, 08/01/18(c)	500	495,985
Santa Clara Unified School District California, GO, Election of 2004, Series A, 5.00%, 07/01/18	1,690	1,720,724
Turlock Irrigation District, Refunding RB, Series A, 4.00%, 01/01/18	3,120	3,120,000

		29,532,816
Education — 9.8%
California Municipal Finance Authority, Refunding RB, Series A, 3.00%, 01/01/18	440	440,000
University of California, Refunding RB:
General, Series AB, 5.00%, 05/15/19	2,500	2,618,925
Series A, 4.00%, 11/01/18	3,000	3,065,430
Series A, 5.00%, 11/01/18	900	927,009
Series AR, 3.00%, 05/15/18	230	231,440
Series S, 5.00%, 05/15/18(d)	5	5,067
Series S, 5.00%, 05/15/18	1,995	2,022,032

		9,309,903
Health — 9.1%
California Health Facilities Financing Authority, RB, Scripps Health, Series A, 5.00%, 10/01/18	750	770,190
California Health Facilities Financing Authority, Refunding RB:
Adventist Health System/West, Series A, 4.00%, 03/01/18	1,000	1,004,050
Sutter Health, Series D, 5.00%, 08/15/18	515	526,273
California Statewide Communities Development Authority, RB, The Village at Hesperia Apartments, M/F, Series CCC, AMT, VRDN, 1.45%, 11/15/39(b)	2,300	2,300,000

Security	Par (000)	Value
Health (continued)
California Statewide Communities Development Authority, Refunding RB:
CHF Irvine LLC, 5.00%, 05/15/18	$1,000	$1,013,510
Episcopal Communities & Services, 5.00%, 05/15/18	300	304,533
Huntington Memorial Hospital, Series B, 5.00%, 07/01/18	500	508,315
Rady Children’s Hospital, Series A, 4.00%, 08/15/18	1,000	1,016,270
County of Los Angeles California Redevelopment Authority, Refunding, Tax Allocation Bonds, South Gate Redevelopment Project No. 1 and Claremont Consolidated Redevelopment Project, Series A, 4.00%, 09/01/18	850	864,875
Union City Community Redevelopment Agency, Refunding, Tax Allocation Bonds, Series A, 4.00%, 10/01/18	350	356,790

		8,664,806
Housing — 0.7%
California HFA, RB, Series A (Fannie Mae):
3.20%, 08/01/18	235	237,030
3.50%, 02/01/19	470	477,675

		714,705
State — 8.9%
State of California, GO, Refunding:
5.00%, 09/01/18	5,900	6,038,768
3.00%, 11/01/18	1,700	1,721,862
Series A, 5.00%, 07/01/18(d)	560	570,153
Series A, 5.00%, 07/01/18(d)	160	162,901

		8,493,684
Tobacco — 0.6%
Golden State Tobacco Securitization Corp., Refunding RB, Series A, 4.00%, 06/01/18	570	576,093

Transportation — 8.5%
City of Long Beach California, RB, Series A, 5.00%, 05/15/18	500	506,640
City of Los Angeles Department of Airports, RB, Series B, AMT, 4.00%, 05/15/18	180	181,703
Port of Oakland California, Refunding RB, Series O, AMT:
5.00%, 05/01/18	4,280	4,328,835
5.00%, 05/01/19	3,000	3,130,980

		8,148,158
Utilities — 28.1%
California State Department of Water Resources, Refunding RB(a):
Series H, 5.00%, 05/01/18	3,500	3,542,245
Series L, 5.00%, 05/01/19	2,000	2,091,920
Series N, 5.00%, 05/01/19	3,500	3,660,860
City of Riverside California Sewer Revenue, Refunding RB, Series A, 4.00%, 08/01/18	1,000	1,014,840
City of San Francisco California Public Utilities Commission Water Revenue, Refunding RB, Series D, 3.00%, 11/01/18	2,000	2,026,880
City of Tulare California Sewer Revenue, Refunding RB, (AGM), 4.00%, 11/15/18	315	321,942
County of Los Angeles California Sanitation Districts Financing Authority, Refunding RB, Series A, 3.00%, 10/01/18	3,000	3,037,170
County of Orange California Water District, Refunding RB, Series A, 4.00%, 08/15/18	100	101,646
Cucamonga Valley California Water District, Refunding RB, Series A (AGM), 4.00%, 09/01/19	325	338,494
Los Angeles California Department of Water & Power, RB, Series B, 5.00%, 07/01/18	955	972,171
Los Angeles California Department of Water & Power, Refunding RB, Power System, Series A, 5.00%, 07/01/19	2,500	2,628,075
Sacramento California Municipal Utility District, Refunding RB, Series X, 5.00%, 08/15/18	400	408,904

12	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock California Municipal 2018 Term Trust (BJZ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Utilities (continued)
Sacramento Municipal Utility District, Refunding RB, Series E, 5.00%, 08/15/18	$1,695	$1,732,731
Southern California Public Power Authority, Refunding RB, Canyon Power, Series A, 4.00%, 07/01/18	685	694,083
Stockton East Water District California, COP, Refunding, Series B (NPFGC), 0.00%, 04/01/19(c)	4,590	4,278,890

		26,850,851

Total Municipal Bonds in California		92,291,016

Guam — 0.3%
Utilities — 0.3%
Guam Power Authority, Refunding RB, Series A (AGM), 5.00%, 10/01/19	240	252,149

Total Long-Term Investments — 96.9% (Cost — $92,125,368)		92,543,165

Security	Shares	Value
Short-Term Securities
BlackRock Liquidity Funds, MuniCash, Institutional Class, 1.30%(e)(f)	1,961,142	$1,961,142

Total Short-Term Securities — 2.1% (Cost — $1,961,142)		1,961,142

Total Investments — 99.0% (Cost — $94,086,510)		94,504,307
Other Assets Less Liabilities — 1.0%		987,723

Net Assets — 100.0%		$95,492,030

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.
(c)	Zero-coupon bond.
(d)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(e)	Annualized 7-day yield as of period end.

(f)	During the year ended December 31, 2017, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/16	Net Activity	Shares Held at 12/31/17	Value at 12/31/17	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	1,957,903	3,239	1,961,142	$1,961,142	$18,268	$1,605	$18

(a)	Includes net capital gain distributions, if applicable.

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Trust’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$92,543,165	$—	$92,543,165
Short-Term Securities	1,961,142	—	—	1,961,142

	$1,961,142	$92,543,165	$—	$94,504,307

(a)	See above Schedule of Investments for values in each sector.

During the year ended December 31, 2017, there were no transfers between levels.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	13

Schedule of Investments December 31, 2017	BlackRock Municipal 2018 Term Trust (BPK) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds

Alabama — 2.8%
Alabama 21st Century Authority, Refunding RB, Series A, 5.00%, 06/01/18	$500	$507,529
Alabama Federal Aid Highway Finance Authority, RB, GAN, Garvee, 5.00%, 09/01/18	6,000	6,135,900
Tuscaloosa City Board of Education, RB, Warrants, 4.00%, 08/01/18	125	126,775

		6,770,204
California — 3.6%
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 5.00%, 08/15/19	2,500	2,636,325
Los Angeles Regional Airports Improvement Corp., Refunding RB, Facilities Lease, LAXFuel Corp., AMT, 5.00%, 01/01/18	930	930,000
Los Angeles Unified School District California, GO, Series I, 5.00%, 07/01/20	3,750	3,948,375
Oakland Unified School District/Alameda County, GO, Refunding, 5.00%, 08/01/18	1,000	1,020,930

		8,535,630
Colorado — 2.1%
Adams & Arapahoe JT School District 28J Aurora, GO, Refunding Series A, 5.00%, 12/01/18	2,150	2,219,811
Colorado Educational & Cultural Facilities Authority, Refunding RB, Peak to Peak Charter School, 4.00%, 08/15/18	175	177,966
Denver Urban Renewal Authority, Refunding, Tax Allocation Bonds, Series A-1, 5.00%, 12/01/18	1,675	1,725,970
Park Creek Metropolitan District Colorado, Refunding RB, Senior Limited Property Tax, 4.00%, 12/01/18	1,000	1,020,970

		5,144,717
Connecticut — 2.8%
Connecticut State Health & Educational Facility Authority, RB, Fairfield University, Series N, 5.00%, 07/01/18	1,500	1,524,420
State of Connecticut, GO, BAN, Series A, 5.00%, 09/14/18	5,000	5,122,200

		6,646,620
Delaware — 0.3%
Delaware State Economic Development Authority, RB, State University Project, 5.00%, 10/01/18	735	753,184

Florida — 7.6%
City of Miami Beach Florida, RB, 5.00%, 09/01/18	875	894,583
County of Broward Florida Airport System Revenue, Refunding RB, Series P-1, AMT, 5.00%, 10/01/18	3,930	4,028,407
County of Broward Florida School Board, COP, Series A (AGM), 5.25%, 07/01/18(a)	1,250	1,273,687
County of Indian River Florida School Board, COP, Refunding, Series A, 5.00%, 07/01/18	600	610,398
County of Miami-Dade Florida, Refunding RB, Series A, AMT, 5.00%, 10/01/18	2,000	2,050,820
County of Palm Beach Solid Waste Authority, Refunding RB, 5.00%, 10/01/18	6,000	6,152,460
Miami Beach Health Facilities Authority, Refunding RB, Mount Sinai Medical Center, 4.00%, 11/15/18	250	254,205
Miami-Dade County School Board Foundation, Inc., COP, Refunding Series A, 5.00%, 05/01/18	1,500	1,516,815
Stevens Plantation Community Development District, Special Assessment Bonds, Series B, 6.38%, 05/01/13(b)(c)	1,920	1,344,000

		18,125,375
Guam — 0.3%
Guam Power Authority, Refunding RB, Series A (AGM), 5.00%, 10/01/19	620	651,384

Security	Par (000)	Value
Hawaii — 0.2%
Hawaii State Department of Budget & Finance, Refunding RB, Special Purpose Senior Living Revenue, 5.00%, 11/15/18	$370	$382,277

Illinois — 6.5%
Chicago Transit Authority, Refunding RB, 5.00%, 06/01/18	1,000	1,013,110
Counties of Du Page & Will Illinois Community School District No. 204 Indian Prairie, GO, Refunding Series B, 3.00%, 12/30/18	1,935	1,960,968
Fox Valley Park District, GO, Series A, 5.00%, 12/15/18	1,725	1,778,734
Illinois Finance Authority, Refunding RB:
Central DuPage Health, Series B, 5.00%, 11/01/18(d)	2,290	2,356,982
Peoples Gas Light and Coke Co. Project, Series B, 1.88%, 02/01/33(e)	1,000	1,010,200
University Medical Center Rush, Series A, 5.00%, 11/15/18	1,000	1,027,810
Railsplitter Tobacco Settlement Authority, RB, 5.00%, 06/01/18	1,290	1,308,847
State of Illinois, GO:
(AGM), 5.00%, 04/01/18	465	466,028
Refunding, 5.00%, 08/01/18	2,500	2,536,600
State of Illinois, RB, Build Illinois, Series B:
5.00%, 06/15/18(d)	355	360,580
Unrefunded Balance, 5.00%, 06/15/18	1,645	1,668,540

		15,488,399
Indiana — 0.4%
Indiana State Municipal Power Agency, Refunding RB, Series A, 5.00%, 01/01/19	875	904,409

Iowa — 0.3%
University of Iowa, Refunding RB, Series S, 5.00%, 11/01/18	655	673,943

Kansas — 1.1%
Kansas Development Finance Authority, Refunding RB, Adventist Health, 5.00%, 11/15/18	2,500	2,573,700

Kentucky — 2.1%
County of Kenton Kentucky School District Finance Corp., Refunding RB, 2.50%, 06/01/18	3,210	3,221,492
County of Louisville & Jefferson Kentucky Metropolitan Government, Refunding RB, Catholic Health Initiatives, Series A, 5.00%, 12/01/18	1,755	1,802,262

		5,023,754
Maryland — 3.5%
Maryland Health & Higher Educational Facilities Authority, Refunding RB:
Charlestown Community, 5.00%, 01/01/19(d)	1,685	1,742,661
Meritas Medical Center, 5.00%, 07/01/18	400	406,052
University of Maryland Medical System, 5.00%, 07/01/18	1,000	1,016,930
Maryland State Transportation Authority, Refunding RB, Baltimore/Washington Thurgood Marshall Airport Project, Series B, AMT, 5.00%, 03/01/19	5,000	5,189,950

		8,355,593
Michigan — 3.1%
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital (AGM), 5.00%, 05/15/18	2,025	2,048,672
Michigan State Building Authority, Refunding RB, Facilities Program Series, 6.00%, 10/15/18(a)	1,455	1,504,950
Michigan State Finance Authority, Refunding RB, AMT, 5.00%, 11/01/18	2,100	2,151,933
Michigan State Housing Development Authority, Refunding RB, Series B, 4.15%, 04/01/18	1,000	1,006,040
Saginaw Valley State University, RB, Series A, 5.00%, 07/01/18	600	610,068

		7,321,663

14	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock Municipal 2018 Term Trust (BPK) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Mississippi — 0.4%
Mississippi Development Bank, Refunding RB, 5.00%, 03/01/18	$1,000	$1,005,390

Missouri — 0.7%
City of Kansas City Missouri, Refunding ARB, AMT, Series A, 5.00%, 09/01/18	1,750	1,787,765

Nevada — 3.6%
County of Clark Nevada, Refunding, Special Assessment Bonds, Improvement District No. 142, Mountain’s Edge, 4.00%, 08/01/18	3,345	3,371,258
Director of the State of Nevada Department of Business & Industry, RB, Mandatory Put Bonds, Republic Services, Inc. Project, AMT, 5.63%, 12/01/26(e)	5,120	5,203,763

		8,575,021
New Hampshire — 2.0%
New Hampshire State Turnpike System, RB, Series A, 5.00%, 10/01/18	4,740	4,860,823

New Jersey — 11.8%
County of Atlantic New Jersey, Refunding, 3.00%, 10/01/18	1,855	1,876,184
New Jersey EDA, Refunding RB, Cigarette Tax Revenue, 5.00%, 06/15/18	5,000	5,074,500
New Jersey Educational Facilities Authority, RB, Seton Hall University, Series D, 5.00%, 07/01/18	320	325,290
New Jersey Educational Facilities Authority, Refunding RB, University of Medicine & Dentistry, Series B, 6.25%, 12/01/18(d)	2,500	2,606,325
New Jersey Health Care Facilities Financing Authority, Refunding RB:
AHS Hospital Corp., 5.00%, 07/01/18	850	864,348
Barnabas Health, Series A, 5.00%, 07/01/18(d)	2,000	2,034,960
Princeton HealthCare System, 5.00%, 07/01/18	1,620	1,643,717
New Jersey Higher Education Student Assistance Authority, RB, Series 1A, AMT, 5.00%, 12/01/18	2,000	2,054,240
New Jersey State Housing & Mortgage Finance Agency, Refunding RB, S/F Housing, Series T, AMT, 4.55%, 10/01/22	1,575	1,576,811
New Jersey State Turnpike Authority, Refunding RB, Series G, 5.00%, 01/01/18	1,350	1,350,000
New Jersey Transportation Trust Fund Authority, RB:
Series B, 5.00%, 06/15/18	2,000	2,026,720
Transportation Program, Series AA, 5.00%, 06/15/18	2,000	2,026,720
Transportation System, Series A, 5.75%, 06/15/18	1,320	1,342,044
Transportation System, Series A (AMBAC), 5.75%, 06/15/18	2,070	2,107,115
Newark Housing Authority, RB, South Ward Police Facility (AGC), 4.50%, 12/01/18	970	987,702
South Jersey Transportation Authority LLC, Refunding RB, Series A, 5.00%, 11/01/20	200	216,928

		28,113,604
New York — 6.5%
Metropolitan Transportation Authority, Refunding RB:
Series A, 5.00%, 11/15/18	1,000	1,029,920
Series F, 4.00%, 11/15/18	200	204,268
New York State Dormitory Authority, RB, General Purpose, Series A, 5.00%, 03/15/18	6,500	6,546,930
New York Transportation Development Corp., Refunding RB, American Airlines, Inc., AMT, 5.00%, 08/01/18	1,500	1,524,645
Port Authority of New York & New Jersey, ARB, JFK International Air Terminal LLC Project, Series 8, 5.00%, 12/01/20	1,200	1,284,396
Town of Oyster Bay New York, GO, BAN, Series A, 3.50%, 06/01/18	500	502,245

Security	Par (000)	Value
New York (continued)
Town of Oyster Bay New York, GO, Refunding, BAN, Series C, 2.50%, 06/01/18	$3,855	$3,857,197
TSASC, Inc., Refunding RB, Series A, 3.00%, 06/01/18	500	502,685

		15,452,286
Ohio — 1.0%
County of Hamilton Convention Facilities Authority, Refunding RB, 5.00%, 12/01/18	2,415	2,487,595

Oklahoma — 0.2%
Norman Regional Hospital Authority, Refunding RB, 4.00%, 09/01/18	420	426,149

Pennsylvania — 13.2%
Altoona City Authority, Refunding RB, 5.25%, 11/01/18	2,500	2,574,475
Chester County Health & Education Facilities Authority, Refunding RB, 4.00%, 12/01/18	805	814,700
City of Philadelphia PA Airport Revenue, Refunding ARB, AMT, Series B, 5.00%, 07/01/18	1,785	1,814,417
County of Westmoreland Municipal Authority, Refunding RB, (BAM), 4.00%, 08/15/18	250	254,020
Cumberland County Municipal Authority, Refunding RB:
4.00%, 01/01/18	380	380,000
5.75%, 01/01/19(d)	2,135	2,223,795
5.75%, 01/01/19	240	249,835
Montgomery County Industrial Development Authority, Refunding RB, 5.00%, 01/15/18	1,000	1,000,900
Northampton County General Purpose Authority, RB, Series A, 5.38%, 08/15/18(a)	4,000	4,094,720
Pennsylvania Economic Development Financing Authority, RB:
PA Bridges Finco LP, AMT, 5.00%, 12/31/18	2,100	2,164,029
University of Pennsylvania Medical Center, 5.00%, 03/15/18	750	755,310
Waste Management, Inc. Project, 1.55%, 12/01/33(e)	5,000	4,996,800
Pennsylvania Economic Development Financing Authority, Refunding RB, Amtrak Project, Series A, AMT, 3.00%, 11/01/18	1,000	1,010,960
Pennsylvania Higher Educational Facilities Authority, RB, Shippensburg University Student Services, Inc., Student Housing Project, 4.00%, 10/01/18	560	564,150
Pennsylvania Higher Educational Facilities Authority, Refunding RB:
Drexel University, Series A, 5.00%, 05/01/18	1,000	1,011,240
University Propertise, Inc. Student Housing Project at East, 4.00%, 07/01/18	315	318,178
Pennsylvania Housing Finance Agency, Refunding RB, Series 125A, AMT, 1.55%, 10/01/18	1,065	1,063,392
Pennsylvania IDA, Refunding RB, Economic Development, 5.00%, 07/01/18	1,500	1,525,170
Pennsylvania Turnpike Commission, RB, Sub-Series A (AGC), 5.00%, 06/01/19(a)	1,000	1,046,950
Philadelphia Gas Works Co., Refunding RB, 4.00%, 08/01/18	1,790	1,815,847
State Public School Building Authority, RB, Community College of Allegheny County Project (AGM), 5.00%, 07/15/18	900	916,281
West Chester Area School District, GO, Refunding, Series AA, 5.00%, 05/15/18	1,000	1,012,840

		31,608,009
Rhode Island — 1.1%
Rhode Island Health & Educational Building Corp., Refunding RB, Hospital Financing Revenue, Lifespan Obligated Group Issue, 5.00%, 05/15/18	1,040	1,050,993
Tobacco Settlement Financing Corp., Refunding RB, Series A, 4.00%, 06/01/18	1,500	1,514,985

		2,565,978

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (continued) December 31, 2017	BlackRock Municipal 2018 Term Trust (BPK) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Tennessee — 1.2%
Metropolitan Gov’t Nashville & Davidson County Health & Educational Facilities Board, Refunding RB, Lipscomb University Project, Series A, 4.00%, 10/01/18	$260	$264,399
Tennessee Energy Acquisition Corp., RB:
Series A, 5.25%, 09/01/18	1,040	1,064,149
Series C, 5.00%, 02/01/18	1,500	1,503,945

		2,832,493
Texas — 13.9%
Birdville ISD Texas, GO, Refunding, CAB (PSF-GTD), 0.00%, 02/15/18(f)	1,615	1,612,255
Central Texas Regional Mobility Authority, Refunding RB, Senior Lien, 5.75%, 01/01/18(d)	750	750,000
City of Dallas Texas, Refunding RB, Civic Center Convention Complex (AGC), 5.00%, 08/15/21	2,500	2,626,850
City of Houston Texas, Refunding RB, Sub Lien, Series B, 5.00%, 07/01/18	1,000	1,017,330
Houston ISD Public Facilities Authority, RB, 5.00%, 09/15/18	5,000	5,124,500
Lower Colorado River Authority, Refunding RB, LCRA Transmission, Series B, 5.00%, 05/15/18	5,000	5,063,650
New Hope Cultural Education Facilities Corp., RB, Stephenville LLC Tarleton State University Project, Series A:
4.00%, 04/01/18	280	281,716
4.00%, 04/01/18	405	407,483
4.00%, 04/01/20	165	171,282
North Texas Tollway Authority, Refunding RB, Series C, 5.00%, 01/01/19	2,215	2,289,446
State of Texas, RB, 4.00%, 08/30/18	8,000	8,132,000
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, 5.00%, 11/15/18	1,195	1,226,452
Texas Municipal Gas Acquisition & Supply Corp. III, RB, 5.00%, 12/15/18	4,360	4,493,721

		33,196,685
Virginia — 1.6%
City of Norfolk Virginia, Refunding RB, Water Revenue, 5.00%, 11/01/18	1,230	1,265,879
Virginia College Building Authority, Refunding RB, Series A, 5.00%, 07/01/18 (g)	785	795,480
Virginia Port Authority, Refunding RB, Series B, AMT, 5.00%, 07/01/18	1,790	1,819,857

		3,881,216
Washington — 3.3%
Energy Northwest, Refunding RB, Wind Project Revenue, 5.00%, 07/01/18	2,865	2,913,075
State of Washington, GO, Series 2010C, 5.00%, 08/01/18	4,480	4,571,930
Washington Health Care Facilities Authority, Refunding RB, Providence Health & Services, Series B, 5.00%, 10/01/18	500	513,386

		7,998,391

Security	Shares/ Par (000)	Value
Wisconsin — 1.0%
State of Wisconsin, Refunding RB, Series A (d):
5.00%, 05/01/18	$800	$809,176
5.00%, 05/01/18	200	202,294
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., 5.00%, 04/01/19	1,265	1,315,992

		2,327,462

Total Municipal Bonds — 98.2% (Cost — $233,997,557)		234,469,719

Municipal Bonds Transferred to Tender Option Bond Trusts(h)

Illinois — 2.1%
City of Chicago Illinois Waterworks Revenue, Refunding RB, 2nd Lien (AGM), 5.00%, 11/01/20	5,000	5,152,637

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 2.1% (Cost — $5,040,885)		5,152,637

Total Long-Term Investments — 100.3% (Cost — $239,038,442)		239,622,356

Short-Term Securities
BlackRock Liquidity Funds, MuniCash, Institutional Class, 1.30% (i)(j)	224,376	224,376

Total Short-Term Securities— 0.1% (Cost — $224,376)		224,376

Total Investments (Cost — $239,262,818) — 100.4%		239,846,732
Other Assets Less Liabilities — 1.2%		2,708,115
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (1.6)%		(3,757,752)

Net Assets Applicable to Common Shares — 100.0%		$238,797,095

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b)	Issuer filed for bankruptcy and/or is in default.
(c)	Non-income producing security.
(d)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(e)	Variable rate security. Rate shown is the rate in effect as of period end.
(f)	Zero-coupon bond.
(g)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(h)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.
(i)	Annualized 7-day yield as of period end.

(j)	During the year ended December 31, 2017, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/16	Net Activity	Shares Held at 12/31/17	Value at 12/31/17	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	784,632	(560,256)	224,376	$224,376	$40,097	$3,462	$—

(a)	Includes net capital gain distributions, if applicable.

16	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock Municipal 2018 Term Trust (BPK)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Trust’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$239,622,356	$—	$239,622,356
Short-Term Securities	224,376	—	—	224,376

	$224,376	$239,622,356	$—	$239,846,732

(a)	See above Schedule of Investments for values in each state or political subdivision.

The Trust may hold liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, TOB Trust Certificates of $3,750,000 are categorized as Level 2 within the disclosure hierarchy.

During the year ended December 31, 2017, there were no transfers between levels.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	17

Schedule of Investments December 31, 2017	BlackRock New York Municipal 2018 Term Trust (BLH) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds

New York — 98.2%
Corporate — 0.9%
New York Transportation Development Corp., Refunding RB, American Airlines, Inc., AMT, 5.00%, 08/01/18	$500	$508,215

County/City/Special District/School District — 40.4%
City of New York New York, GO, Refunding, Series A, 5.00%, 08/01/18	500	510,260
City of New York New York, GO:
Sub-Series G-1, 5.00%, 04/01/18(a)	5,000	5,043,900
Sub-Series H-2, 5.00%, 06/01/20	3,470	3,741,909
City of New York New York Transitional Finance Authority, RB, Fiscal 2008, Series S-1, 5.00%, 01/15/23	1,400	1,404,242
City of Rochester New York, GO, Refunding, Series I, 4.00%, 08/15/18	2,000	2,031,300
County of Erie New York Industrial Development Agency, GO:
Series A, 5.00%, 09/15/18	350	358,614
Series B, 5.00%, 06/01/18	1,000	1,014,610
Haverstraw-Stony Point Central School District, GO, Refunding, 4.00%, 10/15/18	1,000	1,020,330
New York State Dormitory Authority, RB:
General Purpose, Series E, 5.00%, 08/15/19	1,500	1,581,795
School Districts Financing Program, Series C, 4.00%, 10/01/18	535	545,095
New York State Dormitory Authority, Refunding RB, 3rd General Resolution, State University Educational Facilities, 4.00%, 05/15/18	1,000	1,009,350
Owego Apalachin Central School District, GO, Refunding, (AGM), 4.00%, 06/15/18	1,015	1,026,561
Town of Oyster Bay New York, GO, BAN, Series A, 3.50%, 06/01/18	2,535	2,546,382

		21,834,348
Education — 12.0%
City of New York New York Transitional Finance Authority, Refunding RB, Subordinate, Future Tax Secured, Series B, 5.00%, 02/01/20	2,000	2,137,120
County of Tompkins New York Development Corp., Refunding RB, Ithaca College, 4.00%, 07/01/18	500	505,935
New York State Dormitory Authority, LRB, State University Dormitory Facilities, Series ALRB, State University Dormitory Facilities, Series A, 5.00%, 07/01/20(b)	250	270,640
New York State Dormitory Authority, RB, Pratt Institute, Series C (AGC), 5.00%, 07/01/19(a)	600	630,006
New York State Dormitory Authority, Refunding RB:
Mental Health Service, 5.00%, 08/15/18(a)	5	5,108
Pratt Institute, Series A, 4.00%, 07/01/18	310	313,757
Series A, 3.00%, 07/01/18	1,300	1,310,023
Teachers College, Series A, 5.00%, 07/01/18	250	254,258
Yonkers Industrial Development Agency New York, RB, Sarah Lawrence College Project, Series A(a):
5.00%, 06/01/18	600	608,688
5.00%, 06/01/19	400	418,668

		6,454,203
Health — 9.0%
Nassau Health Care Corp., Refunding RB, Sub-Series B-1 (TD Bank NA LOC), 1.70%, 08/01/29(c)	1,400	1,400,000
New York State Dormitory Authority, Refunding RB:
Miriam Osborn Memorial Home, 2.50%, 07/01/18	1,890	1,900,867
North Shore Long Island Jewish, Series A, 5.00%, 05/01/18(a)	615	622,116
North Shore Long Island Jewish, Series A, 4.00%, 05/01/19(a)	250	258,115

Security	Par (000)	Value
Health (continued)
New York State Dormitory Authority, Refunding RB (continued):
North Shore Long Island Jewish, Series A, 5.00%, 05/01/19(a)	$650	$679,608

		4,860,706
Housing — 2.4%
New York State Urban Development Corp., RB, State Personal Income Tax, Series A-1, 5.00%, 12/15/18(b)	500	516,440
New York State Urban Development Corp., Refunding RB, Series D, 5.50%, 01/01/19	750	779,272

		1,295,712
State — 7.9%
New York State Dormitory Authority, RB, General Purpose, Series A, 5.00%, 03/15/18	1,500	1,510,830
New York State Dormitory Authority, Refunding LRB, Municipal Health Facilities, 4.00%, 05/15/18	550	555,241
State of New York, GO, Series E, 5.00%, 12/15/20	2,000	2,195,160

		4,261,231
Tobacco — 1.6%
Chautauqua Tobacco Asset Securitization Corp., Refunding RB, 4.00%, 06/01/18	350	353,497
TSASC, Inc., Refunding RB, Series A, 3.00%, 06/01/18	500	502,685

		856,182
Transportation — 17.5%
Metropolitan Transportation Authority, Refunding RB:
Series C, 5.00%, 11/15/18	1,965	2,023,793
Series F, 4.00%, 11/15/18	300	306,402
New York State Thruway Authority, RB, Transportation, Series A, 5.00%, 09/15/18(b)	1,750	1,793,942
Port Authority of New York & New Jersey, ARB, JFK International Air Terminal LLC Project, Series 8, 5.00%, 12/01/20	300	321,099
Port Authority of New York & New Jersey, Refunding RB, AMT:
178th Series, 5.00%, 12/01/18	900	927,972
193rd Series, 4.00%, 10/15/18	1,000	1,019,140
Triborough Bridge & Tunnel Authority, Refunding RB, General, Series B, 4.00%, 11/15/18	3,000	3,067,170

		9,459,518
Utilities — 6.5%
Long Island Power Authority, Refunding RB, Series A, 5.25%, 04/01/19 (b)	1,000	1,046,040
New York City Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Fiscal 2012, Series FF, 5.00%, 06/15/20	2,000	2,163,220
Upper Mohawk Valley Regional Water Finance Authority, Refunding RB, Water System, Series 2012, 4.00%, 04/01/18	300	301,815

		3,511,075

Total Municipal Bonds in New York		53,041,190

Guam — 0.3%
Utilities — 0.3%
Guam Power Authority, Refunding RB, Series A (AGM), 5.00%, 10/01/19	140	147,087

Total Long-Term Investments — 98.5% (Cost — $52,849,232)		53,188,277

18	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock New York Municipal 2018 Term Trust (BLH) (Percentages shown are based on Net Assets)

Security	Shares	Value
Short-Term Securities — 0.5%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 1.30% (d)(e)	261,493	$261,493

Total Short-Term Securities — 0.5% (Cost — $261,545)		261,493

Total Investments — 99.0% (Cost — $53,110,777)		53,449,770
Other Assets Less Liabilities — 1.0%		528,249

Net Assets — 100.0%		$53,978,019

(a)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(b)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	Variable rate security. Rate shown is the rate in effect as of period end.
(d)	Annualized 7-day yield as of period end.

(e)	During the year ended December 31, 2017, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/16	Net Activity	Shares Held at 12/31/17	Value at 12/31/17	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	703,225	(441,732)	261,493	$261,493	$4,772	$397	$(52)

(a)	Includes net capital gain distributions, if applicable.

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Trust’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long Term Investments(a)	$—	$53,188,277	$—	$53,188,277
Short-Term Securities	261,493	—	—	261,493

	$261,493	$53,188,277	$—	$53,449,770

(a)	See above Schedule of Investments for values in each sector.

During the year ended December 31, 2017, there were no transfers between levels.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	19

Statements of Assets and Liabilities

December 31, 2017

	BJZ	BPK	BLH

ASSETS
Investments at value — unaffiliated(a)	$92,543,165	$239,622,356	$53,188,277
Investments at value — affiliated(b)	1,961,142	224,376	261,493
Receivables:
Interest — unaffiliated	1,036,108	2,838,708	589,617
Investments sold	25,352	—	—
Dividends — affiliated	1,117	2,585	217
Investment adviser	94	329	18
Prepaid expenses	3,033	9,403	1,729

Total assets	95,570,011	242,697,757	54,041,351

LIABILITIES
Payables:
Other accrued expenses	58,394	83,020	50,601
Officer’s and Trustees’ fees	13,704	48,015	9,821
Income dividends	5,883	11,875	2,910
Interest expense	—	7,752	—

Total accrued liabilities	77,981	150,662	63,332

OTHER LIABILITIES
TOB Trust Certificates	—	3,750,000	—

Total liabilities	77,981	3,900,662	63,332

NET ASSETS	$95,492,030	$238,797,095	$53,978,019

NET ASSETS CONSIST OF
Paid-in capital(c)	$92,839,598	$234,699,356	$52,955,382
Undistributed net investment income	2,234,688	5,231,912	970,914
Accumulated net realized loss	(53)	(1,718,087)	(287,270)
Net unrealized appreciation (depreciation)	417,797	583,914	338,993

NET ASSETS	$95,492,030	$238,797,095	$53,978,019

Net asset value, offering and redemption price per share	$14.84	$15.01	$14.86

(a) Investments at cost — unaffiliated	$92,125,368	$239,038,442	$52,849,232
(b) Investments at cost — affiliated	$1,961,142	$224,376	$261,545
(c) Shares outstanding, unlimited number of shares authorized, par value $0.001 per share	6,433,028	15,908,028	3,633,028

See notes to financial statements.

20	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

Year Ended December 31, 2017

	BJZ	BPK	BLH

INVESTMENT INCOME
Interest — unaffiliated	$2,430,106	$5,598,267	$1,103,224
Dividends — affiliated	18,268	40,097	4,772

Total investment income	2,448,374	5,638,364	1,107,996

EXPENSES
Investment advisory	384,453	973,896	217,175
Professional	45,168	58,672	36,346
Transfer agent	17,907	26,047	16,171
Accounting services	17,289	37,308	11,044
Trustees and Officer	11,485	30,027	6,699
Registration	9,390	9,390	9,390
Printing	8,492	10,823	7,875
Custodian	5,109	11,675	2,972
Miscellaneous	9,746	16,072	8,391

Total expenses excluding interest expense and fees	509,039	1,173,910	316,063
Interest expense and fees(a)	—	65,905	—

Total expenses	509,039	1,239,815	316,063
Less fees waived by the Manager	(387,089)	(979,508)	(217,855)

Total expenses after fees waived	121,950	260,307	98,208

Net investment income	2,326,424	5,378,057	1,009,788

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(1,077)	(1,638,721)	9
Investments — affiliated	1,560	1,942	365
Capital gain distributions from investment companies — affiliated	45	1,520	32

	528	(1,635,259)	406

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(970,660)	251,758	(359,454)
Investments — affiliated	18	—	(52)

	(970,642)	251,758	(359,506)

Net realized and unrealized loss	(970,114)	(1,383,501)	(359,100)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,356,310	$3,994,556	$650,688

(a)	Related to TOB Trusts.

See notes to financial statements.

FINANCIAL STATEMENTS	21

Statements of Changes in Net Assets

	BJZ
	Year Ended December 31,
	2017	2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$2,326,424	$2,204,669
Net realized gain	528	535,106
Net change in unrealized (depreciation)	(970,642)	(1,916,618)

Net increase in net assets resulting from operations	1,356,310	823,157

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income	(1,983,946)	(2,138,338)

NET ASSETS
Total decrease in net assets	(627,636)	(1,315,181)
Beginning of year	96,119,666	97,434,847

End of year	$95,492,030	$96,119,666

Undistributed net investment income, end of year	$2,234,688	$1,892,210

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

22	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	BPK
	Year Ended December 31,
	2017	2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$5,378,057	$5,666,982
Net realized gain (loss)	(1,635,259)	131,854
Net change in unrealized appreciation (depreciation)	251,758	(4,665,638)

Net increase in net assets resulting from operations	3,994,556	1,133,198

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income	(4,384,254)	(5,917,786)
From net realized gain	(3,084)	(34,425)

Decrease in net assets resulting from distributions to shareholders	(4,387,338)	(5,952,211)

NET ASSETS
Total decrease in net assets	(392,782)	(4,819,013)
Beginning of year	239,189,877	244,008,890

End of year	$238,797,095	$239,189,877

Undistributed net investment income, end of year	$5,231,912	$4,238,109

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	23

Statements of Changes in Net Assets  (continued)

	BLH
	Year Ended December 31,
	2017	2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,009,788	$842,178
Net realized gain	406	1,161
Net change in unrealized (depreciation)	(359,506)	(736,377)

Net increase in net assets applicable to resulting from operations	650,688	106,962

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income	(731,692)	(829,057)

NET ASSETS
Total decrease in net assets	(81,004)	(722,095)
Beginning of year	54,059,023	54,781,118

End of year	$53,978,019	$54,059,023

Undistributed net investment income, end of year	$970,914	$692,818

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

24	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BJZ
	Year Ended December 31,
	2017		2016	2015	2014		2013
Net asset value, beginning of year	$14.94		$15.15	$15.30	$15.36		$15.81

Net investment income(a)	0.36		0.34	0.36	0.40		0.61
Net realized and unrealized gain (loss)	(0.15)		(0.22)	(0.13)	0.08		(0.42)
Distributions to AMPS Shareholders from net investment income	—		—	—	(0.00	)(b)	(0.01)

Net increase from investment operations	0.21		0.12	0.23	0.48		0.18

Distributions to Common Shareholders from net investment income(c)	(0.31)		(0.33)	(0.38)	(0.54)		(0.63)

Net asset value, end of year	$14.84		$14.94	$15.15	$15.30		$15.36

Market price, end of year	$14.56		$15.04	$15.05	$15.24		$15.77

Total Return Applicable to Common Shareholders(d)
Based on net asset value	1.38%		0.80%	1.52%	3.09%		1.07%

Based on market price	(1.19)%		2.14%	1.24%	0.01%		1.21%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	0.53	%(e)	0.53%	0.54%	0.57	%(f)	0.82	%(f)

Total expenses after fees waived	0.13	%(e)	0.53%	0.54%	0.57	%(f)(g)	0.82	%(f)(g)

Net investment income	2.42	%(e)	2.27%	2.39%	2.57	%(f)	3.92	%(f)

Distributions to AMPS Shareholders	—		—	—	0.00	%(h)	0.07%

Net investment income to Common Shareholders	2.42	%(e)	2.27%	2.39%	2.57%		3.85%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$95,492		$96,120	$97,435	$98,439		$98,842

AMPS outstanding at $25,000 liquidation preference, end of year (000)	—		—	—	—		$26,850

Asset coverage per AMPS at $25,000 liquidation preference, end of year	—		—	—	—		$117,032

Portfolio turnover rate	25%		13%	6%	12%		—

(a)	Based on average Common Shares outstanding.
(b)	Amount is greater than $(0.005) per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.
(e)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(f)	Does not reflect the effect of distributions to AMPS Shareholders.
(g)	For the years ended December 31, 2014 and December 31, 2013, the total expense ratio after fees waived and excluding remarketing fees was 0.57%, and 0.75%, respectively.
(h)	Amount is less than 0.005%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	25

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BPK
	Year Ended December 31,
	2017		2016		2015	2014		2013
Net asset value, beginning of year	$15.04		$15.34		$15.76	$15.57		$16.07

Net investment income(a)	0.34		0.36		0.41	0.61		0.72
Net realized and unrealized gain (loss)	(0.09)		(0.29)		(0.23)	0.26		(0.44)
Distributions to AMPS Shareholders from net investment income	—		—		—	(0.00	)(b)	(0.01)

Net increase from investment operations	0.25		0.07		0.18	0.87		0.27

Distributions to Common Shareholders:(c)
From net investment income	(0.28)		(0.37)		(0.60)	(0.68)		(0.77)
From net realized gain	(0.00	)(b)	(0.00	)(b)	—	—		—

Total distributions to Common Shareholders	(0.28)		(0.37)		(0.60)	(0.68)		(0.77)

Net asset value, end of year	$15.01		$15.04		$15.34	$15.76		$15.57

Market price, end of year	$14.77		$14.98		$15.50	$16.13		$15.94

Total Return Applicable to Common Shareholders(d)
Based on net asset value	1.65%		0.46%		1.11%	5.53%		1.55%

Based on market price	0.42%		(0.97)%		(0.18)%	5.50%		0.88%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	0.52%		0.51%		0.51%	0.64	%(e)	0.73	%(e)

Total expenses after fees waived	0.11%		0.51%		0.51%	0.64	%(e)(f)	0.73	%(e)(f)

Total expenses after fees waived and excluding interest expense and fees	0.08%		0.49%		0.50%	0.63	%(e)	0.72	%(e)

Net investment income	2.24%		2.33%		2.61%	3.89%		4.56%

Distributions to AMPS Shareholders	—		—		—	0.02%		0.06%

Net investment income to Common Shareholders	2.24%		2.33%		2.61%	3.87%		4.50%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000))	$238,797		$239,190		$244,009	$250,751		$247,679

AMPS outstanding at $25,000 liquidation preference, end of year (000)	—		—		—	—		69,250

Asset coverage per AMPS at $25,000 liquidation preference, end of year	—		—		—	—		114,415

Borrowings outstanding, end of year (000)	$3,750		$3,750		$3,750	$3,750		$3,750

Portfolio turnover rate	3%		16%		18%	14%		3%

(a)	Based on average Common Shares outstanding.
(b)	Amount is greater than $(0.005) per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.
(e)	Does not reflect the effect of distributions to AMPS Shareholders.
(f)	For the years ended December 31, 2014 and December 31, 2013, the total expense ratio after fees waived and excluding interest expense and fees and remarketing fees was 0.60% and 0.67%, respectively.

See notes to financial statements.

26	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BLH
	Year Ended December 31,
	2017	2016	2015		2014		2013
Net asset value, beginning of year	$14.88	$15.08	$15.21		$15.05		$15.67

Net investment income(a)	0.28	0.23	0.25		0.35		0.44
Net realized and unrealized gain (loss)	(0.10)	(0.20)	(0.05)		0.18		(0.48)
Distributions to AMPS Shareholders from net investment income	—	—	(0.00	)(b)	(0.00	)(b)	(0.01)

Net increase (decrease) from investment operations	0.18	0.03	0.20		0.53		(0.05)

Distributions to Common Shareholders from net investment income(c)	(0.20)	(0.23)	(0.33)		(0.37)		(0.57)

Net asset value, end of year	$14.86	$14.88	$15.08		$15.21		$15.05

Market price, end of year	$14.70	$14.73	$14.94		$14.95		$15.23

Total Return Applicable to Common Shareholders(d)
Based on net asset value	1.22%	0.18%	1.29%		3.58%		(0.36)%

Based on market price	1.15%	0.10%	2.16%		0.61%		(1.55)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	0.58%	0.59%	0.64	%(e)	0.79	%(e)	0.89	%(e)

Total expenses after fees waived	0.18%	0.59%	0.64	%(e)(f)	0.79	%(e)(f)	0.89	%(e)(f)

Net investment income	1.86%	1.54%	1.64	%(e)	2.29	%(e)	2.89	%(e)

Distributions to AMPS Shareholders	—	—	0.00	%(g)	0.03%		0.07%

Net investment income to Common Shareholders	1.86%	1.54%	1.64%		2.26%		2.82%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$53,978	$54,059	$54,781		$55,275		$54,667

AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	—	—		$12,050		$16,425

Asset coverage per AMPS at $25,000 liquidation preference, end of year	—	—	—		$139,678		$108,207

Portfolio turnover rate	1%	5%	14%		4%		7%

(a)	Based on average Common Shares outstanding.
(b)	Amount is greater than $(0.005) per share.
(c)	Distributions for annual periods determined in accordance with federal income tax regulations.
(d)	Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.
(e)	Does not reflect the effect of distributions to AMPS Shareholders.
(f)	For the years ended December 31, 2015, December 31, 2014 and December 31, 2013, the total expense ratio after fees waived and excluding remarketing fees was 0.63%, 0.75% and 0.83%, respectively.
(g)	Amount is less than 0.005%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	27

Notes to Financial Statements

1.	ORGANIZATION

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Trusts”, or individually as a “Trust”:

Trust Name	Herein Referred To As	Organized	Diversification Classification
BlackRock California Municipal 2018 Term Trust	BJZ	Delaware	Non-diversified
BlackRock Municipal 2018 Term Trust	BPK	Delaware	Diversified
BlackRock New York Municipal 2018 Term Trust	BLH	Delaware	Non-diversified

The Trusts are scheduled to terminate on or before December 31, 2018 pursuant to the Trusts’ agreement and declaration of trust.

The Boards of Trustees of the Trusts are collectively referred to throughout this report as the “Board of Trustees” or the “Board,” and the trustees thereof are collectively referred to throughout this report as “Trustees.” The Trusts determine and make available for publication the NAVs of their Common Shares on a daily basis.

The Trusts, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of closed-end funds referred to as the Closed-End Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization and accretion of premiums and discounts on debt securities is recognized on an accrual basis.

Segregation and Collateralization: In cases where a Trust enters into certain borrowings (e.g., TOB Trust transactions) that would be treated as “senior securities” for 1940 Act purposes, a Trust may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such borrowings. Doing so allows the borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Trust may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Trust’s Board, the independent Trustees (“Independent Trustees”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust, if applicable. Deferred compensation liabilities are included in the officer’s and trustees’ fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan.

Recent Accounting Standards: In November 2016, the Financial Accounting Standards Board issued Accounting Standards Update “Restricted Cash” which will require entities to include the total of cash, cash equivalents, restricted cash, and restricted cash equivalents in the beginning and ending cash balances in the Statements of Cash Flows. The guidance will be applied retrospectively and is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. Management is evaluating the impact, if any, of this guidance on the Trusts’ presentation in the Statements of Cash Flows.

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Trusts.

Indemnifications: In the normal course of business, a Trust enters into contracts that contain a variety of representations that provide general indemnification. A Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Trust, which cannot be predicted with any certainty.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

28	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Trusts’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Trusts would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trusts determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of each Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Trust’s assets and liabilities:

•	Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include Market approach, Income approach and Cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Trust has the ability to access

•	Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•	Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Trust’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately-held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: Certain Trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Trust may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a Trust may be required to pay more at settlement than the security is worth. In addition, a Trust is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a Trust assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a Trust’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

NOTES TO FINANCIAL STATEMENTS	29

Notes to Financial Statements  (continued)

Municipal Bonds Transferred to TOB Trusts: Certain trusts leverage their assets through the use of “TOB Trust” transactions. The trusts transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating Trust that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a trust provide the trust with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The trusts may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which the trust has contributed bonds. If multiple BlackRock-advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

The TOB Trust may be collapsed without the consent of a Trust, upon the occurrence of a termination event as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Trusts) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.

While a trust’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a trust to borrow money for purposes of making investments. Each Trust transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a trust. A trust typically invests the cash received in additional municipal bonds.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a trust’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a trust’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a trust on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a Trust incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of deferred offering costs in the Statements of Operations.

For the year ended December 31, 2017, the following table is a summary of each Trust’s TOB Trusts:

	Underlying Municipal Bonds Transferred to TOB Trusts (a)	Liability for TOB Trust Certificates (b)	Interest Rate on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
BPK	$5,152,637	$3,750,000	1.89%	$3,750,000	1.65%

(a)	The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the trusts, as TOB residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the trusts, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts.
(b)	TOB Trusts may be structured on a non-recourse or recourse basis. When a trust invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility to allow the TOB Trust to repurchase TOB Trust Certificates. The Liquidity Provider will be reimbursed from the liquidation of bonds held in the TOB Trust. If a trust invests in a TOB Trust on a recourse basis, a trust enters into a reimbursement agreement with the Liquidity Provider where a trust is required to reimburse the Liquidity Provider for any shortfall between the amount paid by the Liquidity Provider and proceeds received from liquidation of municipal bonds held in the TOB Trust (the “Liquidation Shortfall”). As a result, if a trust invests in a recourse TOB Trust, a trust will bear the risk of loss with respect to any Liquidation Shortfall. If multiple trusts participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a trust at December 31, 2017, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a trust at December 31, 2017.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: Each Trust entered into an Investment Advisory Agreement with the Manager, the Trusts’ investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of each Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Trust.

30	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

For such services, each Trust pays the Manager a monthly fee at an annual rate equal to 0.40% of the average weekly value of each Trust’s managed assets.

For purposes of calculating this fee, “managed assets” mean the total assets of the Trust minus the sum of its accrued liabilities (other than the aggregate indebtedness constituting financial leverage).

Expense Waivers: With respect to each Trust, effective January 1, 2017, the Manager voluntarily agreed to waive its investment advisory fees equal to the annual rate of 0.40% of the average weekly value of each Trust’s managed assets. These voluntary waivers may be reduced or discontinued at any time without notice. For the year ended December 31, 2017, the amounts waived in investment advisory fees pursuant to these arrangements, which are included in fees waived by the Manager in the Statements of Operations were as follows:

	BJZ	BPK	BLH
Amounts waived	$384,453	$973,896	$217,175

With respect to each Trust, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). These amounts are included in fees waived by the Manager in the Statements of Operations. For the year ended December 31, 2017, the amounts waived were as follows:

	BJZ	BPK	BLH
Amounts waived	$2,636	$5,612	$680

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Trust’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2018. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Trusts’ Independent Trustees. For the year ended December 31, 2017, there were no fees waived by the Manager.

Officers and Trustees: Certain Trustees and/or officers of the Trusts are trustees and/or officers of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

Other Transactions: The Trusts may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended December 31, 2017, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales	Net Realized Gain (Loss)
BPK	$4,423,722	—	—
BLH	2,624,635	—	—

6.	PURCHASES AND SALES

For the year ended December 31, 2017, purchases and sales of investments, excluding short-term securities, were as follows:

	BJZ	BPK	BLH
Purchases	$23,009,751	$6,470,111	$509,280
Sales	29,507,031	35,482,473	915,000

7.	INCOME TAX INFORMATION

It is each Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Trust U.S. federal tax returns generally remains open for each of the four years ended December 31, 2017. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Trusts as of December 31, 2017, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Trusts’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to the expiration of capital loss carryforwards were reclassified to the following accounts:

BJZ
Paid-in capital	$(106,245)
Accumulated net realized loss	$106,245

NOTES TO FINANCIAL STATEMENTS	31

Notes to Financial Statements  (continued)

The tax character of distributions paid was as follows:

	BJZ	BPK	BLH
Tax-exempt income(a)
12/31/17	$1,983,946	$4,384,234	$731,692
12/31/16	2,138,338	5,917,786	829,057
Ordinary income(b)
12/31/17	—	20	—
Long-term capital gains(c)
12/31/17		3,084
12/31/16	—	34,425	—

Total
12/31/17	$1,983,946	$4,387,338	$731,692

12/31/16	$2,138,338	$5,952,211	$829,057

(a)	The Trusts designate these amounts paid during the fiscal year ended December 31, 2017, as exempt-interest dividends.
(b)	Ordinary income consists primarily of taxable income recognized from market discount. Additionally, all ordinary income distributions are comprised of interest related dividends for non-US residents and are eligible for exemption from US withholding tax for nonresident aliens and foreign corporations.
(c)	The Trusts designate these amounts paid during the fiscal year ended December 31, 2017, as capital gain dividends.

As of period end, the tax components of accumulated net earnings (losses) were as follows:

	BJZ	BPK	BLH
Undistributed tax-exempt income	$2,246,279	$5,198,488	$979,563
Capital loss carryforwards	—	(1,634,142)	(287,250)
Net unrealized gains(d)	406,153	533,393	330,324

	$2,652,432	$4,097,739	$1,022,637

(d)	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales, the treatment of residual interests in TOB trusts and the deferral of compensation to Trustees.

As of December 31, 2017, the Trusts had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires December 31,	BPK	BLH
2018	$—	$287,250
No expiration date	1,634,142	—

	$1,634,142	$287,250

During the year ended December 31, 2017, the Trusts listed below utilized the following amounts of their respective capital loss carryforward:

BJZ	$556
BLH	$425

As of December 31, 2017, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

	BJZ	BPK	BLH
Tax cost	$94,086,563	$235,520,546	$53,110,796

Gross unrealized appreciation	$496,046	$1,398,577	$365,800
Gross unrealized depreciation	(78,302)	(822,391)	(26,826)

Net unrealized appreciation (depreciation)	$417,744	$576,186	$338,974

8.	PRINCIPAL RISKS

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Trust’s ability to buy or sell bonds. As a result, a Trust may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Trust needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, certain Trusts invest in securities or other instruments and may enter into certain transactions, and such activities subject each Trust to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations.

32	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Each Trust may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Trust to reinvest in lower yielding securities. Each Trust may also be exposed to reinvestment risk, which is the risk that income from each Trust’s portfolio will decline if each Trust invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Trust portfolio’s current earnings rate.

The Trusts may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Trusts reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Trust.

There is no assurance that the Trusts will achieve their investment objective and the Trusts may return less than $15.00 per share. As the Trusts approach their scheduled termination date, it is expected that the maturity of the Trusts’ portfolio securities will shorten, which is likely to reduce the Trusts’ income and distributions to shareholders.

A Trust structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

Should short-term interest rates rise, the Trust’s investments in the TOB Trust may adversely affect the Trusts’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Trust’s NAVs per share.

The SEC and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Trusts’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and the Trusts, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.

Counterparty Credit Risk: The Trusts may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

Concentration Risk: BJZ and BLH invest a substantial amount of their assets in issuers located in a single state or limited number of states. This may subject each Trust to the risk that economic, political or social issues impacting a particular state or group of states could have an adverse and disproportionate impact on the income from, or the value or liquidity of, the Trusts’ respective portfolios. Investment percentages in specific states or U.S. territories are presented in the Schedules of Investments.

As of period end, BJZ invested a significant portion of its assets in securities in the utilities and county, city, special district, school district sectors. BLH invested a significant portion of its assets in the county, city, special district, school district sectors. Changes in economic conditions affecting such sectors would have a greater impact on the Trusts and could affect the value, income and/or liquidity of positions in such securities.

Certain Trusts invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Trusts may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

9.	CAPITAL SHARE TRANSACTIONS

Each Trust is authorized to issue an unlimited number of shares, all of which were initially classified as Common Shares. The par value of each Trust’s Common Shares is $0.001. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without approval of Common Shareholders.

Common Shares

For the year ended December 31, 2017 and the year ended December 31, 2016, shares issued and outstanding remained constant for all Trusts.

10.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

	Common Dividend Per Share
	Paid (a)	Declared (b)
BJZ	$0.0025	$0.0025
BPK	0.0050	0.0050
BLH	0.0025	0.0025

(a)	Net investment income dividend paid February 1, 2018 to Common Shareholders of record on January 16, 2018.
(b)	Net investment income dividend declared on February 1, 2018 payable to Common Shareholders of record on February 15, 2018.

NOTES TO FINANCIAL STATEMENTS	33

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of BlackRock California Municipal 2018 Term Trust, BlackRock Municipal 2018 Term Trust and BlackRock New York Municipal 2018 Term Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock California Municipal 2018 Term Trust, BlackRock Municipal 2018 Term Trust and BlackRock New York Municipal 2018 Term Trust (collectively, the “Trusts”), as of December 31, 2017, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Trusts as of December 31, 2017, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Trusts’ management. Our responsibility is to express an opinion on the Trusts’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trusts in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Trusts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trusts’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2018

We have served as the auditor of one or more BlackRock investment companies since 1992.

34	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Automatic Dividend Reinvestment Plan

Pursuant to each Trust’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains and other distributions reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Trust’s Common Shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After the Trusts declare a dividend or determine to make a capital gain or other distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts by the purchase of outstanding shares on the open market or on the Trusts’ primary exchange (“open-market purchases”). The Trusts will not issue any new shares under the Reinvestment Plan.

You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting the Reinvestment Plan Agent, at the address set forth below.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by each Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open-market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any federal, state or local income tax that may be payable on such dividends or distributions.

Each Trust reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, each Trust reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at http://www.computershare.com/blackrock, or in writing to Computershare, P.O. Box 505000, Louisville, KY 40233, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 462 South 4th Street, Suite 1600, Louisville, KY 40202.

AUTOMATIC DIVIDEND REINVESTMENT PLAN	35

Trustee and Officer Information

Independent Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen (d)	Public Company and Investment Company Directorships During Past Five Years
Richard E. Cavanagh 1946	Chair of the Board and Trustee (Since 2007)	Director, The Guardian Life Insurance Company of America since 1998; Board Chair, Volunteers of America (a not-for-profit organization) since 2015 (board member since 2009); Director, Arch Chemical (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	74 RICs consisting of 74 Portfolios	None
Karen P. Robards 1950	Vice Chair of the Board and Trustee (Since 2007)	Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Investment Banker at Morgan Stanley from 1976 to 1987.	74 RICs consisting of 74 Portfolios	Greenhill & Co., Inc.; AtriCure, Inc. (medical devices) from 2000 until 2017
Michael J. Castellano 1946	Trustee (Since 2011)	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015 and since 2017; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) since 2015.	74 RICs consisting of 74 Portfolios	None
Cynthia L. Egan 1955	Trustee (Since 2016)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	74 RICs consisting of 74 Portfolios	Unum (insurance); The Hanover Insurance Group (insurance); Envestnet (investment platform) from 2013 until 2016
Frank J. Fabozzi 1948	Trustee (Since 2007)	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Visiting Professor, Princeton University from 2013 to 2014 and since 2016; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011.	74 RICs consisting of 74 Portfolios	None
Jerrold B. Harris 1942	Trustee (Since 2007)	Trustee, Ursinus College from 2000 to 2012; Director, Ducks Unlimited — Canada (conservation) since 2015; Director, Waterfowl Chesapeake (conservation) since 2014; Director, Ducks Unlimited, Inc. since 2013; Director, Troemner LLC (scientific equipment) from 2000 to 2016; Director of Delta Waterfowl Foundation from 2010 to 2012; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.	74 RICs consisting of 74 Portfolios	BlackRock Capital Investment Corp. (business development company)
R. Glenn Hubbard 1958	Trustee (Since 2007)	Dean, Columbia Business School since 2004; Faculty member, Columbia Business School since 1988.	74 RICs consisting of 74 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance)

36	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Independent Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen (d)	Public Company and Investment Company Directorships During Past Five Years
W. Carl Kester 1951	Trustee (Since 2007)	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008, Deputy Dean for Academic Affairs from 2006 to 2010, Chairman of the Finance Unit, from 2005 to 2006, Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	74 RICs consisting of 74 Portfolios	None
Catherine A. Lynch 1961	Trustee (Since 2016)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	74 RICs consisting of 74 Portfolios	None

Interested Trustees (e)
Barbara G. Novick 1960	Trustee (Since 2014)	Vice Chairman of BlackRock, Inc. since 2006; Chair of BlackRock’s Government Relations Steering Committee since 2009; Head of the Global Client Group of BlackRock, Inc. from 1988 to 2008.	100 RICs consisting of 218 Portfolios	None
John M. Perlowski 1964	Trustee (Since 2015) President and Chief Executive Officer (Since 2011)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	127 RICs consisting of 316 Portfolios	None

(a) The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

(b) Each Independent Trustee will serve until his or her successor is elected and qualifies, or until his or her earlier death, resignation, retirement or removal, or until December 31 of the year in which he or she turns 75. The maximum age limitation may be waived as to any Trustee by action of a majority of the Trustees upon finding of good cause therefor.

(c) Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Trustees as joining the Board in 2007, each Trustee first became a member of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995 and Karen P. Robards, 1998.

(d) For purposes of this chart, “RICs” refers to investment companies registered under the 1940 Act and “Portfolios” refers to the investment programs of the BlackRock-advised funds. The Closed-End Complex is comprised of 74 RICS. Ms. Novick and Mr. Perlowski are also board members of certain complexes of BlackRock registered open-end funds. Ms. Novick is also a board member of the BlackRock Equity-Liquidity Complex and Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex and the BlackRock Equity-Liquidity Complex.

(e) Ms. Novick and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trusts based on their positions with BlackRock and its affiliates. Ms. Novick and Mr. Perlowski are also board members of certain complexes of BlackRock registered open-end funds. Ms. Novick is also a board member of the BlackRock Equity-Liquidity Complex and Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex and the BlackRock Equity-Liquidity Complex. Interested Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Trustee by action of a majority of the Trustees upon a finding of good cause therefor.

TRUSTEE AND OFFICER INFORMATION	37

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Jonathan Diorio 1980	Vice President (Since 2015)	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2011 to 2015; Director of Deutsche Asset & Wealth Management from 2009 to 2011.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Janey Ahn 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017; Assistant Secretary of the funds in the Closed-End Complex from 2008 to 2012.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055. (b) Officers of the Trusts serve at the pleasure of the Board.

Effective December 31, 2017, Jerrold B. Harris retired as a Trustee of the Trusts.

Effective February 16, 2018, Barbara G. Novick resigned, and Robert Fairbairn was appointed, as an Interested Trustee of the Trusts.

Investment Advisor	Transfer Agent
BlackRock Advisors, LLC	Computershare Trust Company, N.A.
Wilmington, DE 19809	Canton, MA 02021

Accounting Agent and Custodian	Independent Registered Public Accounting Firm
State Street Bank and Trust Company	Deloitte & Touche LLP
Boston, MA 02111	Boston, MA 02116

Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP
Boston, MA 02116

Address of the Trusts
100 Bellevue Parkway
Wilmington, DE 19809

38	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information

The Annual Meeting of Shareholders was held on July 25, 2017 for shareholders of record on May 30, 2017, to elect trustee nominees for each Trust. There were no broker non-votes with regard to any of the Trusts.

Approved the Class I Trustees as follows:

	Michael J. Castellano		R. Glenn Hubbard		W. Carl Kester		John M. Perlowski
	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
BJZ	5,921,417	337,291	5,918,494	340,214	5,927,355	331,353	5,930,530	328,178
BPK	14,055,389	937,902	14,084,249	909,042	14,087,270	906,021	14,079,890	913,401
BLH	3,037,426	266,258	3,037,426	266,258	3,037,426	266,258	3,037,426	266,258

For the Trusts listed above, Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Richard E. Cavanagh, Cynthia L. Egan, Frank J. Fabozzi, Jerrold B. Harris, Catherine A. Lynch, Barbara G. Novick (resigned effective February 16, 2018) and Karen P. Robards.

Trust Certification

The Trusts are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the Securities and Exchange Commission (“SEC”) the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

Each Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Trusts may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the distributions paid by the Trusts for any particular month may be more or less than the amount of net investment income earned by the Trusts during such month. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

Except as described below, during the period, there were no material changes in the Trusts’ investment objectives or policies or to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders or in the principal risk factors associated with investment in the Trusts. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

In recognition that the Trusts are approaching their final year of operation and in order that each Trust may begin to make such changes to the composition of its investment portfolio as are designed to preserve capital and facilitate the eventual distribution of Trust assets to shareholders on or about December 31, 2018, the Board of each Trust approved the following changes to certain non-fundamental investment policies on December 1, 2017:

•	Eliminated the requirement for each Trust to be fully invested (at least 95% of net assets) in applicable tax-exempt bonds as described below:

Trust	Applicable Tax-Exempt Bonds
BPK	Municipal bonds that pay interest that is exempt from regular Federal income tax
BLH	Municipal bonds that pay interest that is exempt from regular Federal income tax and New York State and New York City personal income taxes
BJZ	Municipal bonds that pay interest that is exempt from regular Federal and California income taxes

•	Permit each Trust to invest in high-grade short term taxable securities subject to an after-tax yield assessment, and also subject to the Trust’s investment policy of investing at least 80% of its total assets in applicable tax-exempt bonds.

•	Modified each Trust’s non-fundamental policy to invest no more than 10% of its total assets in securities of other open- or closed-end management investment companies that invest primarily in municipal bonds of the types in which the Trust may invest directly. The modified policy excludes from the 10% limit any investments in registered money market funds that invest primarily in municipal bonds of the respective type in which the Trust may invest directly, including BlackRock money market funds. With respect to BLH and BJZ, such investments may include registered money market funds that invest primarily in federally exempt municipal bonds (but not necessarily state tax exempt municipal bonds).

These actions do not require the Trusts to begin the process of liquidating their assets or to make distributions to their shareholders, or restrict the Trusts’ ability to continue to engage in any business otherwise permitted by their investment objectives, policies, and restrictions (including by making new investments and reinvestments and engaging in new business).

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trusts, may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

ADDITIONAL INFORMATION	39

Additional Information  (continued)

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trusts’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Trusts’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 882-0052; and (2) on the SEC’s website at http://www.sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

40	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Portfolio Abbreviations

AGC	Assured Guarantee Corp.
AGM	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax (subject to)
ARB	Airport Revenue Bonds
BAM	Build America Mutual Assurance Co.
BAN	Bond Anticipation Notes
CAB	Capital Appreciation Bonds
COP	Certificates of Participation
EDA	Economic Development Authority
GAN	Grant Anticipation Notes
GO	General Obligation Bonds
GTD	Guaranteed
HFA	Housing Finance Agency
IDA	Industrial Development Authority
ISD	Independent School District
LOC	Letter of Credit
LRB	Lease Revenue Bonds
M/F	Multi-Family
NPFGC	National Public Finance Guarantee Corp.
PSF	Permanent School Fund
RB	Revenue Bonds
S/F	Single-Family
VRDN	Variable Rate Demand Notes

GLOSSARY OF TERMS USED IN THIS REPORT	41

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

CEF-BK3-12/17-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to clarify an inconsistency as to whom persons covered by the code should report suspected violations of the code. The amendment clarifies that such reporting should be made to BlackRock Advisors, LLC’s (“Investment Adviser” or “BlackRock”) General Counsel, and retains the alternative option of anonymous reporting following “whistleblower” policies. Other non-material changes were also made in connection with this amendment. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-882-0052, option 4.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano

Frank J. Fabozzi

W. Carl Kester

Catherine A. Lynch

Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock California Municipal 2018 Term Trust	$30,129	$30,129	$0	$0	$9,486	$9,486	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,129,000	$2,154,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,129,000 and $2,154,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock California Municipal 2018 Term Trust	$9,486	$9,486

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored or advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,129,000	$2,154,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants

(a)	The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano

Frank J. Fabozzi

W. Carl Kester

Catherine A. Lynch

Karen P. Robards

(b)	Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a)(1) As of the date of filing this Report:

The registrant is managed by a team of investment professionals comprised of Phillip Soccio, CFA, Director at BlackRock, and Walter O’Connor, Managing Director at BlackRock. Messrs. Soccio and O’Connor are the Fund’s portfolio managers and are responsible for the day-to-day management of the Fund’s portfolio and the selection of its investments. Messrs. Soccio and O’Connor have been members of the registrant’s portfolio management team since 2011 and 2006, respectively.

Portfolio Manager	Biography
Phillip Soccio, CFA	Director of BlackRock since 2009; Vice President of BlackRock from 2005 to 2008.
Walter O’Connor	Managing Director of BlackRock since 2006; Managing Director of MLIM from 2003 to 2006; Director of MLIM from 1998 to 2003.

  (a)(2) As of December 31, 2017:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Phillip Soccio, CFA	20	0	0	0	0	0
	$6.34 Billion	$0	$0	$0	$0	$0
Walter O’Connor	30	0	0	0	0	0
	$20.93 Billion	$0	$0	$0	$0	$0

(iv) Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of this Fund are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of December 31, 2017:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of December 31, 2017.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, the benchmarks for the Fund and other accounts are: A combination of market-based indices (e.g., Standard & Poor’s Municipal Bond Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers.

Portfolio managers generally receive deferred BlackRock, Inc. stock awards as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest ratably over a number of years and, once vested, settle in BlackRock, Inc. common stock. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align their interests with long-term shareholder interests and motivate performance. Such equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

For some portfolio managers, discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Any portfolio manager who is either a managing director or director at BlackRock with compensation above a specified threshold is eligible to participate in the deferred compensation program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($270,000 for 2017). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc.

contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of December 31, 2017.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Phillip Soccio, CFA	None
Walter O’Connor	None

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

(a) The following table shows the dollar amounts of income, and dollar amounts of fees and/or compensation paid, relating to the Fund’s securities lending activities during the fiscal year ended December 31, 2017. The Fund did not engage in any securities lending activity during the fiscal year ended December 31, 2017.

	BlackRock California Municipal 2018 Term Trust
(1)	Gross income from securities lending activities		$0
(2)	Fees and/or compensation for securities lending activities and related services
	(a)	Securities lending income paid to BIM for services as securities lending agent	$0
	(b)	Collateral management expenses (including fees deducted from a polled cash collateral vehicle) not included in (a)	$0
	(c)	Administrative fees not included in (a)	$0
	(d)	Indemnification fees not included in (a)	$0
	(e)	Rebate (paid to borrowers)	$0
	(f)	Other fees not included in (a)	$0
(3)	Aggregate fees/compensation for securities lending activities		$0
(4)	Net income from securities lending activities		$0

(b) BlackRock Investment Management, LLC (“BIM”) serves as securities lending agent for the Fund and in that role administers the Fund’s securities lending program pursuant to the terms of a securities lending agency agreement entered into between the Fund and BIM.

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock California Municipal 2018 Term Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock California Municipal 2018 Term Trust

Date: March 8, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock California Municipal 2018 Term Trust

Date: March 8, 2018

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock California Municipal 2018 Term Trust

Date: March 8, 2018